December 31, 2008

Supplement to the Statement of Additional Information

dated September 2, 2008 for Executive Benefits VUL

The following supplemental information should be read in conjunction with the Prospectus and Statement of Additional Information dated September 2, 2008 for Executive Benefits VUL, a corporate owned variable universal life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N and marketed under the name “Executive Benefits VUL.”

The Section of the Statement of Additional Information entitled “Administrative Services” is amended to read as follows:

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Our parent company, Guardian Life, has also entered into an agreement with its wholly-owned subsidiary, American Financial Systems, Inc. (“AFS”), a Massachusetts corporation, having its principal place of business at 275 Wyman Street, Waltham, MA, pursuant to which AFS will provide services to support the sale, issuance and maintenance of GIAC’s Executive Benefits VUL Policies including but not limited to: (i) providing initial and annual illustrations for the Policies, (ii) providing third party administrative services for executive benefit plans using the Policies as funding vehicles, such as plan enrollment, implementation, administration and case management, including benefit statements, preparation of forms for policy changes, and transaction confirmations for the Policies, (iii) coordinating allocation of cash values with allocations made by the policyowner’s plan participants/insureds on an on-going basis, (iv) and providing the policyowner and plan participants/insureds access to on-line account information services. Because this agreement has been entered into solely for the Executive Benefits VUL Policies, no payments have been made as of the effective date of the prospectus. Guardian Life will make payments to AFS on behalf of GIAC consisting of royalties based on premiums received by GIAC for the Policies, an annual maintenance fee for on-line systems access services, and reimbursement for services provided by employees of AFS on behalf of the Policies including a percentage of salaries and bonuses, allocated overhead expenses and information technology infrastructure expenses.

All other provisions of this prospectus shall remain unchanged.

This Supplement should be retained with the Prospectus and Statement of

Additional Information for future reference

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